Filed pursuant to Rule 497(d)

Registration Nos. 333-7305/811-7685

FRONTEGRA FUNDS

PROSPECTUS

Frontegra Columbus Core Plus Fund

Frontegra IronBridge SMID Fund

Frontegra Netols Small Cap Value Fund

Class Y Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

September 4, 2007

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra Columbus Core Plus Fund (the “Core Plus Fund”), the Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”) and the Frontegra Netols Small Cap Value Fund (the “Small Cap Value Fund”) are each a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Core Plus Fund is a high level of total return, consistent with the preservation of capital.  The Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.

The investment objective of the IronBridge SMID Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

The investment objective of the Small Cap Value Fund is capital appreciation.  The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

These investment objectives may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Funds.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Funds at a Glance	1
Fees and Expenses of the Funds	8
Core Plus Fund	9
Principal Investment Strategy	9
Investment Process	9
IronBridge SMID Fund	10
Principal Investment Strategy	10
Investment Process	10
Small Cap Value Fund	11
Principal Investment Strategy	11
Investment Process	11
Prior Performance of Netols	11
Financial Highlights	12
Fund Management	14
Your Account	16
Distribution Arrangements	19
Exchange Privilege	20
Valuation of Fund Shares	20
Portfolio Holdings Disclosure Policy	20
Distributions and Tax Treatment	20

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS AT A GLANCE

THE FRONTEGRA COLUMBUS CORE PLUS FUND

Investment Objective.  The Core Plus Fund seeks a high level of total return, consistent with the preservation of capital.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in bonds of varying maturities.  When making purchase decisions, the Fund’s subadviser, Reams Asset Management Company, LLC (“Reams”), looks for securities that it believes are undervalued in the fixed income market.  In addition, Reams structures the Fund so that the overall portfolio has an average life (referred to as “duration”) of between two and seven years based on market conditions.  Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its assets in non-investment grade fixed income securities, also known as high yield securities.  This investment strategy is referred to as “Core Plus” because Reams has the ability to add high yield securities to a core portfolio of investment grade fixed income securities.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.

Individual Bond Risks.  The Fund’s investments are subject to the risks inherent in individual bond selections.  While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.  The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers.  Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Maturity Risk.  The Fund invests in bonds of varying maturities.  A bond’s maturity is one indication of the interest rate exposure of a security.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk.  Individual issues of fixed income securities in the Fund may also be subject to the credit risk of the issuer.

Prepayment Risk.  The Fund may invest in mortgage- and asset-backed securities which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk.  The Fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Mortgage- and Asset-Backed Securities Risk.  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time.  As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity.  If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover Risk.  Although the Fund does not engage in frequent trading as a principal investment strategy, from time to time it may experience a high portfolio turnover rate due to various factors, such as changes in asset levels or more trading in response to volatility in the fixed income markets.  The portfolio turnover rate indicates changes in the Fund’s securities holdings.  If the Fund experiences a high portfolio turnover rate, you may realize significant taxable capital gains as a result of frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower the Fund’s effective return for investors.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that Reams would like to sell.  Reams may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance.

High Yield Security Risk.  The Fund may invest up to 25% of its assets in high yield securities, which tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek long-term preservation of capital; and

•

Want to include a bond fund in your portfolio.

Performance Bar Chart and Table.  Because the Fund’s Class Y shares do not have any performance history, the bar chart and table below provide performance information for the Fund’s Institutional Class shares which are offered by a separate prospectus.  The Institutional Class shares would have substantially similar returns as the Class Y shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Class Y shares do not have the same expenses.  The actual return of Class Y shares would have been lower than that of Institutional Class shares because Class Y shares have higher expenses than Institutional Class shares.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Calendar Year Total Returns

Core Plus Fund*
(previously known as Frontegra Total Return Bond Fund)

The Core Plus Fund’s return from January 1, 2007 through June 30, 2007 was 1.05%.

*Effective August 6, 2007, the Fund changed its name from the Frontegra Total Return Bond Fund to the Frontegra Columbus Core Plus Fund.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
4.75% (2nd quarter, 2003)	(2.21)% (2nd quarter, 2004)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For periods ended December 31, 2006)

Fund/Index	One Year	Five Years	Ten Years
Core Plus Fund
Return Before Taxes	6.50%	5.80%	6.63%
Return After Taxes on Distributions	4.65%	3.78%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	3.74%	4.21%
Lehman Brothers Aggregate Bond Index(1)	4.33%	5.06%	6.24%

(1)

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in an index is not possible.

FRONTEGRA IRONBRIDGE SMID FUND

Investment Objective.  The IronBridge SMID Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, a small-to-medium capitalization company has a market capitalization of between $100 million and $10 billion at the time of purchase.  In constructing a portfolio for the Fund, the Fund’s subadviser, IronBridge Capital Management, L.P. (“IronBridge”), selects stocks using the “Cash Flow Return on Investment” methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively-priced companies.  As a result of this methodology, the Fund invests primarily in both growth and value-style stocks.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that IronBridge would like to sell.  IronBridge may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance.

Equity Security Risks.  The Fund will invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risks.  The Fund is actively managed by IronBridge using the “Cash Flow Return on Investment” valuation methodology.  There is no guarantee that this methodology or other investment techniques used by IronBridge will produce the desired results.

Growth and Value Investing Risks.  The Fund invests primarily in both growth and value-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks may never increase in price or pay dividends as anticipated by IronBridge, or may decline even further if the market fails to recognize the company’s value, if the factors that IronBridge believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Small Capitalization Risks.  The Fund invests primarily in small- to medium-capitalization stocks.  Securities of companies with small- and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.

The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small-to-midcap core fund in your portfolio.

Performance Bar Chart and Table.  Because the Fund’s Class Y shares do not have any performance history, the bar chart and table below provide performance information for the Fund’s Institutional Class shares which are offered by a separate prospectus.  The Institutional Class shares would have substantially similar returns as the Class Y shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Class Y shares do not have the same expenses.  The actual return of Class Y shares would have been lower than that of Institutional Class shares because Class Y shares have higher expenses than Institutional Class shares.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

IronBridge SMID Fund

Calendar Year Total Returns

The IronBridge SMID Fund’s return from January 1, 2007 through June 30, 2007 was 14.29%.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
9.33% (1st quarter, 2006)	(6.50)% (2nd quarter, 2006)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns

(For the calendar year ended December 31, 2006)

Fund/Index	One Year	Since Inception(1)
IronBridge SMID Fund
Return Before Taxes	9.34%	8.98%
Return After Taxes on Distributions	9.05%	8.81%
Return After Taxes on Distributions and Sale of Fund Shares	6.27%	7.64%
Russell 2500 Index(2)	16.17%	12.06%

__________________

(1)

The IronBridge SMID Fund commenced operations on December 31, 2004.

(2)

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FRONTEGRA NETOLS SMALL CAP VALUE FUND

Investment Objective.  The Small Cap Value Fund seeks capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  In constructing a portfolio for the Fund, the Fund’s subadviser, Netols Asset Management, Inc. (“Netols”) selects stocks it believes are undervalued and exhibit potential “change factor” characteristics.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, so that the value of the Fund’s investments may decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Small Capitalization Risks.  The Fund will invest primarily in securities of companies with small market capitalizations, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small capitalization companies may be substantially less than is typical of larger companies.  Therefore, the securities of small capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Equity Security Risks.  The Fund will invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Value Investing Risks.  The Fund invests in primarily value-style stocks, stocks whose prices Netols believes are undervalued in relation to fundamental measures.  Value stocks may never increase in price or pay dividends as anticipated by Netols, or may decline even further if the market fails to recognize the company’s value, if the factors that Netols believes will increase the price do not occur or if a stock judged to be undervalued is actually appropriately priced.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

•

Seek capital appreciation; and

•

Want to include a small cap value fund in your portfolio.

Performance Bar Chart and Table.  Because the Fund’s Class Y shares do not have any performance history, the bar chart and table below provide performance information for the Fund’s Institutional Class shares which are offered by a separate prospectus.  The Institutional Class shares would have substantially similar returns as the Class Y shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Class Y shares do not have the same expenses.  The actual return of Class Y shares would have been lower than that of Institutional Class shares because Class Y shares have higher expenses than Institutional Class shares.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.

Small Cap Value Fund

Calendar Year Total Returns

The Small Cap Value Fund’s return from January 1, 2007 through June 30, 2007 was 12.29%.

Best and Worst Quarterly Performance

(during the periods shown above)

Best Quarter Return	Worst Quarter Return
4.00% (3rd quarter, 2006)	(6.71)% (2nd quarter, 2006)

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns

(For the calendar year ended December 31, 2006)

Fund/Index	One Year	Since Inception(1)
Small Cap Value Fund
Return Before Taxes	16.57%	14.64%
Return After Taxes on Distributions	16.43%	14.51%
Return After Taxes on Distributions and Sale of Fund Shares	10.84%	12.40%
Russell 2000 Value Index(2)	23.48%	20.79%

__________________

(1)

The Small Cap Value Fund commenced operations on December 16, 2005.

(2)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Value Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of a Fund.

	Core Plus Fund	IronBridge SMID Fund	Small Cap Value Fund

Shareholder Fees (fees paid directly from your investment)(1)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	0.40%	0.85%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(3)	0.30%	0.33%	1.63%
Total Annual Fund Operating Expenses	0.95%	1.43%	2.88%
Fee Waiver/Expense Reimbursement(4)	(0.15)%	(0.03)%	(1.33)%
Net Expenses	0.80%	1.40%	1.55%

____________

(1)	The Fund will charge a service fee of $25 for checks that do not clear.

(2)	Stated as a percentage of each Fund’s average daily net assets.

(3)

“Other Expenses” are estimates for the first fiscal period ending June 30, 2008 and include a shareholder servicing fee of 0.20%.  Also included in the “Other Expenses” of the Small Cap Value Fund are fees and expenses incurred by such Fund in connection with its investments in other investment companies, which are referred to as “acquired fund fees and expenses.”

(4)

The Funds’ adviser, Frontegra Asset Management, Inc. (“Frontegra”), has contractually agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the total operating expenses for the Class Y shares do not exceed 0.80% of the Core Plus Fund’s average daily net assets, 1.40% of the IronBridge SMID Fund’s average daily net assets and 1.55% of the Small Cap Value Fund’s average daily net assets.  This agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or a Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2008.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Core Plus Fund	$ 82	$285	$508	$1,150
IronBridge SMID Fund	$143	$449	$778	$1,710
Small Cap Value Fund	$158	$744	$1,380	$3,092

CORE PLUS FUND

PRINCIPAL INVESTMENT STRATEGY

The Core Plus Fund invests primarily in a diversified portfolio of fixed income securities of varying maturities.  Under normal market conditions, the Fund will invest at least 80% of its assets, determined at the time of purchase, in bonds.   Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  Types of bonds include:  short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

Fixed Income Securities.  Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

Commercial paper generally is considered the shortest form of fixed income security.  Notes whose original maturities are two years or less are considered short-term obligations.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Non-Investment Grade Debt Securities (High Yield Securities).  Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade.  Investment grade fixed income securities include bonds rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB or higher by Standard & Poor’s (“S&P”).  High yield securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Although it is not precluded from doing so, the Fund generally does not invest in high yield securities rated below BB by S&P.

Mortgage- and Other Asset-Backed Securities.  The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not mortgage loans.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

Temporary Strategies.  The Fund may invest up to 100% of its assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market, economic, or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Core Plus Fund’s subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market.  Reams employs a two-step process in managing the Fund.  The first step is to establish the portfolio’s duration, or interest rate sensitivity.  Reams determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less Reams’ estimate of inflation) to historical real interest rates.  If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage the portfolio with duration greater than the market duration.  If the current real rate is less than historical norms, the market is considered overvalued and Reams will run a defensive portfolio.

Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund.  The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments.  The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis.  The team compares these investment opportunities and assembles the Fund’s portfolio from the best available values.  Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase.  Reams’ strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

The portfolio duration of the Fund will normally fall between two and seven years based on market conditions.  Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.  The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

IRONBRIDGE SMID FUND

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the IronBridge SMID Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small-to-medium capitalization companies, defined as companies with a market capitalization of between $100 million and $10 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in the Fund’s policy with respect to investing at least 80% of its assets in small-to-medium capitalization companies.  Equity securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As a small-to-mid cap core fund, the Fund invests in both value and growth stocks as a result of the IronBridge methodology.  In selecting stocks for the Fund, IronBridge utilizes the “Cash Flow Return on Investment” (CFROI) methodology, a valuation model that uses cash flow rather than traditional accounting measures such as earnings and book value to identify attractively priced companies.  The first phase in the decision-making process involves screening a broad equity universe of approximately 4,500 small and medium market capitalization stocks to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, IronBridge evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of cash flow return on investment.  This results in a potential buy list of 200 well-managed companies which are further evaluated to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, IronBridge arrives at a target price for each stock and makes risk/reward comparisons between all of the potential holdings.  IronBridge constructs the Fund’s portfolio from the approximately 90 to 110 holdings that result from this process, with close attention paid to the Russell 2500 Index sector weightings.  Stocks are sold or positions are reduced when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Fund’s net assets.

SMALL CAP VALUE FUND

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities of small capitalization companies.  Netols defines a small capitalization company as any company with a market capitalization of between $100 million and $2.5 billion at the time of the Fund’s investment.  Shareholders will be provided with at least 60 days’ notice of any change in this policy.  Equity securities include:  common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody’s Investors Service or BBB or higher by Standard & Poor’s or Fitch Ratings.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

As the Fund’s subadviser, Netols uses a small cap value investment style in selecting securities for the Fund’s portfolio.  Netols’ security selection process begins with a stock universe of approximately 1,600 companies that are statistically undervalued and generally have a market capitalization between $100 million and $2 billion.  This universe is then narrowed down to potential candidates that are evaluated for “change factor” characteristics.  These characteristics include, but are not limited to, organizational, operational, financial and regulatory factors.  Netols believes that, once change factors are realized, they typically lead to an increase in cash flow, earnings, EBITDA or valuations in the marketplace which tend to deliver better performance than the overall small cap market.

In addition to assessing the environment in which a company and industry operates, Netols conducts rigorous fundamental bottom-up research.  Netols reviews SEC filings (such as Form 10-K, Form 10-Q, annual reports, etc.) of the companies in their research universe.  Netols also utilizes a deep network of industry contacts and attends conferences to obtain in-depth knowledge of trends and company-specific issues.

Netols maintains a focused watch list of approximately 400 companies.  These are companies that have been researched extensively and are monitored on a regular basis.  From this watch list, between 60 and 80 securities are purchased for the Fund’s portfolio.  Those companies that provide the most appealing risk/reward characteristics are included in the Fund’s portfolio.  Companies are continually reviewed for relative attractiveness.

Stocks are sold when they become expensive relative to substitute holdings or when they fail to achieve the financial objectives that were anticipated when originally purchased.  Additionally, as companies reach the point of full valuation, they are replaced with companies that are earlier in the process of improving their operations.

PRIOR PERFORMANCE OF NETOLS

The following table shows the historical composite performance data for all of Netols’ private advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Small Cap Value Fund, known as the Netols Small Cap Value Composite (the “Composite”).  The Composite includes all discretionary accounts over $250,000 that are fully invested in the small cap value investment strategy.  In addition to separate accounts and the Fund, the Composite includes the performance of all other registered investment company portfolios managed by Netols during the periods presented.

The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended, (the “Code”) and the Investment Company Act of 1940, as amended, respectively.  Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal securities and tax laws.  The data is provided to illustrate the past performance of Netols in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund.  You should not consider this performance data as an indication of the future performance of the Fund or Netols.

All returns presented were calculated in compliance with the Global Investment Performance Standards (GIPS®).  All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses.  All returns reflect the deduction of investment advisory fees, if applicable, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes.  Cash and cash equivalents are included in the performance returns.  No leveraged positions were used.  Total return is calculated monthly in accordance with the time weighted rate of return method provided for by GIPS® standards accounted for on a trade-date basis.  The monthly returns are linked to derive an annual total return.  GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the Fund’s net expenses.  Accordingly, if the Fund’s expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Netols Asset Management, Inc.

Netols Small Cap Value Composite Performance History: 10/1/00 –6/30/07(1)

Periods Ended 6/30/07	Netols Small Cap Value Composite Total Return	Russell 2000 Value Index(2)
1 Year	26.5%	16.1%
5 Years	18.3%	14.6%
From Inception(3)	21.6%	15.3%

__________

(1)

See the return information for the Fund under “The Funds at a Glance.”

(2)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

(3)

The Composite commenced operations on October 1, 2000.

FINANCIAL HIGHLIGHTS

The financial highlights table describes each Fund’s financial performance from its commencement of operations to June 30, 2007.  Certain information reflects financial results for a single Fund share.  Because Class Y shares of the Funds have no performance history, the information below shows the financial performance for the Institutional Class shares of each Fund which are offered in different prospectuses.  The performance for the Class Y shares would differ only to the extent that the Class Y shares have different expenses than the Institutional Class shares.  The total returns in the table represent the rate that an investor would have earned on an investment in each Fund for the stated period (assuming reinvestment of all dividends and distributions).  The information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

FRONTEGRA COLUMBUS CORE PLUS FUND*

Institutional Class	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003

Net Asset Value, Beginning of Year	$29.72	$31.50	$30.51	$31.92	$30.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	1.54	1.41	1.13	0.99	1.80
Net realized and unrealized gain (loss) on investments	0.68	(1.30)	0.98	(0.45)	2.06
Total Income from Investment Operations	2.22	0.11	2.11	0.54	3.86

LESS DISTRIBUTIONS PAID:
From net investment income	(1.54)	(1.45)	(1.12)	(0.98)	(1.87)
From net realized gain on investments	—	(0.44)	—	(0.97)	(0.28)
Total Distributions Paid	(1.54)	(1.89)	(1.12)	(1.95)	(2.15)

Net Asset Value, End of Year	$30.40	$29.72	$31.50	$30.51	$31.92

Total Return	7.52%	0.36%	7.00%	1.71%	13.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$276,830	$313,880	$316,474	$346,733	$358,052
Ratio of expenses to average net assets(1)	0.20%	0.20%	0.408%	0.425%	0.425%
Ratio of net investment income to average net assets(1)	4.95%	4.59%	3.30%	2.71%	5.78%
Portfolio turnover rate	978%	1,247%	1,222%	1,409%	489%

__________

*

Effective August 6, 2007, the Fund changed its name from the Frontegra Total Return Bond Fund to the Frontegra Columbus Core Plus Fund.

(1)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.50%, 0.50%, 0.501%, 0.507% and 0.505% and the ratio of net investment income to average net assets would have been 4.65%, 4.29%, 3.21%, 2.63% and 5.70% for the years ended June 30, 2007, June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

FRONTEGRA IRONBRIDGE SMID FUND
Institutional Class	Year Ended June 30, 2007	Year Ended June 30, 2006	Period Ended June 30, 2005(1)
Net Asset Value, Beginning of Period	$11.07	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.06(5)	0.04(5)
Net realized and unrealized gain (loss) on investments	2.43	1.04	(0.04)
Total Income from Investment Operations	2.44	1.10	0.00
LESS DISTRIBUTIONS PAID:
From net investment income	(6)	(0.03)	—
From net realized gain on investments	(0.15)	—	—
Total Distributions Paid	(0.15)	(0.03)	—
Net Asset Value, End of Period	$13.36	$11.07	$10.00

Total Return(2)	22.25%	11.02%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$193,424	$133,058	$41,638
Ratio of expenses to average net assets(3)(4)	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(3)(4)	0.10%	0.28%	0.89%
Portfolio turnover rate(2)	71%	91%	44%

______________

(1)

Commenced operations on December 31, 2004.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.98%, 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.07%, 0.15% and 0.35% for the periods ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively.

(4)

Annualized.

(5)

Per share net investment income has been calculated using the daily average share method.

(6

Less than one cent per share.

FRONTEGRA NETOLS SMALL CAP VALUE FUND Institutional Class	Year Ended June 30, 2007	Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	—— (5)
Net realized and unrealized gain on investments	2.62	0.29
Total Income from Investment Operations	2.65	0.29

LESS DISTRIBUTIONS PAID:
From net realized gain on investments	(0.06)	____
Total Distributions Paid	(0.06)	____

Net Asset Value, End of Period	$12.88	$10.29

Total Return(2)	25.81%	2.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,368	$7,728
Ratio of expenses to average net assets(3)(4)	1.10%	1.10%
Ratio of net investment income to average net assets(3)(4)	0.30%	0.05%
Portfolio turnover rate(2)	49%	41%

____________

(1)

Commenced operations on December 16, 2005.

(2)

Not annualized for periods less than a full year.

(3)

Net of waivers and reimbursements by Frontegra.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.10% and 4.59% and the ratio of net investment loss to average net assets would have been (0.70)% and (3.44)% for the periods ended June 30, 2007 and June 30, 2006, respectively.

(4)

Annualized.

(5)

Less than one cent per share.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with each subadviser under which the subadviser serves as the Funds’ portfolio manager and, subject to Frontegra’s supervision, manages the Funds’ portfolio assets.  Frontegra provides office facilities for the Funds and pays the salaries, fees and expenses of all officers and directors of the Funds who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Funds’ investment advisory agreement and subadvisory agreements will be included in the Funds’ semi-annual report for the period ended December 31, 2007.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Funds’ portfolios by the subadvisers and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. William D. Forsyth III and Mr. Thomas J. Holmberg, Jr. each own 50% of Frontegra.  Under the Investment Advisory Agreement, the Core Plus Fund compensates Frontegra at the annual rate of 0.40% of the Fund’s average daily net assets, the IronBridge SMID Fund compensates Frontegra at the annual rate of 0.85% of the Fund’s average daily net assets and the Small Cap Value Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to an expense cap agreement between Frontegra and each Fund, Frontegra agreed to waive its management fee and/or reimburse each Fund’s operating expenses to the extent necessary to ensure that the total operating expenses for the Class Y shares do not exceed 0.80% of the Core Plus Fund’s average daily net assets, 1.40% of the IronBridge SMID Fund’s average daily net assets and 1.55% of the Small Cap Value Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or a Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for a Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Reams.  Reams is located at 227 Washington Street, Columbus, Indiana 47202-0727.  Under the subadvisory agreement, Reams is compensated by Frontegra for its subadvisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets.  Reams has voluntarily agreed to waive its subadvisory fee for the first two years of operations of the Class Y shares of the Fund.  Reams provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to other mutual funds, pension and profit-sharing plans and other institutional investors.  As of June 30, 2007, Reams had approximately $10.4 billion under management.

IronBridge.  IronBridge is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  Under the subadvisory agreement, IronBridge is compensated by Frontegra for its subadvisory services to the IronBridge SMID Fund.  IronBridge receives 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  IronBridge provides continuous advice and recommendations concerning the IronBridge SMID Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, IronBridge serves as investment adviser to other mutual funds, pension plans, endowments, foundations and high net worth clients.  As of June 30, 2007, IronBridge had approximately $4 billion under management.

Netols.  Netols is located at 1045 West Glen Oaks Lane, Suite 3, Mequon, Wisconsin 53092.  Under the subadvisory agreement, Netols is compensated by Frontegra for its subadvisory services to the Small Cap Value Fund at the annual rate of 0.60% of the Fund’s average daily net assets.  Netols provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Netols serves as investment adviser to other mutual funds, pension plans, endowments, foundations and high net worth clients.  As of June 30, 2007, Netols had approximately $523 million under management.

Portfolio Managers.  Reams’ fixed income portfolio management team is responsible for the day-to-day management of the Core Plus Fund’s portfolio.  The members of the team are listed below.  No member of the team is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all team members work together to develop investment strategies with respect to the Fund’s portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by the entire portfolio management team.  A staff of research analysts, traders and other investment professionals supports the fixed income portfolio management team.

Mark M. Egan oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Robert A. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994.

Tom Fink has been a Portfolio Manager at Reams since December 2000.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson has been a Portfolio Manager at Reams since July 2001.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

The IronBridge SMID Fund’s portfolio is co-managed by Christopher Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.   Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Fund.

The Small Cap Value Fund’s portfolio is managed by Jeffrey W. Netols.  Mr. Netols reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a portfolio manager of Putnam Investments from 1993 to 2000.

The Funds’ SAI provides additional information about the Funds’ portfolio managers, including other accounts managed, ownership of Fund shares and compensation.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite  500, Northbrook, Illinois, 60062 acts as the principal distributor of the Funds’ shares.  The Distributor is managed and owned by the same persons who manage and own Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Funds’ assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Funds (the “Transfer Agent”) and as the Funds’ administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of each Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional and Class Y shares of the Funds, the NAV of the two classes of a Fund may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

The minimum initial investment for Class Y shares of each Fund is $1,000.  Subsequent investments may be made by mail or wire with a minimum subsequent investment of $50.  Each Fund reserves the right to change or waive these minimums at any time.  These minimums are waived for investments by qualified employee benefit plans.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  Each Fund currently offers two different classes of shares, one of which, Class Y shares, is offered by this prospectus.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

You may purchase Class Y shares through financial intermediaries, such as fund supermarkets, or through brokers or dealers who are authorized by the Distributor to sell shares of a Fund (collectively, “Financial Intermediaries”).  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of a Fund.

Initial Investment – Minimum $1,000.  You may purchase shares of a Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make a Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of a Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of a Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.

Initial Investment By Wire.  In addition, you may purchase shares of a Fund by wire.   Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit:	Frontegra Funds, Inc. (Name of Fund) (Class Y shares) (investor account number) (name or account registration)

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $50.  You may make additions to your account in amounts of $50 or more by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption requests mailed or wired to a person other than the registered owner(s) of the shares;

•

for redemption requests mailed or wired to other than the address of record;

•

for redemption requests submitted within 30 days of an address change;

•

for redemption requests in the amount of $100,000 or greater;

•

when wire (bank) instructions on your account are added or changed;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by a Fund on not less than 30 days’ notice if the value of the shares in the account falls below $100 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Funds or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.  Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Funds has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund.  In addition, each Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, Frontegra, IronBridge, Netols, Reams and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity; and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

While each Fund seeks to detect and deter market timing activity, the Funds are limited in their ability to monitor the trading activity or enforce the Market Timing Policy with respect to individual shareholders of omnibus accounts because they do not have direct access to the underlying shareholder account information.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  The Funds may require Financial Intermediaries to furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading.  However, the Funds may not be able to detect and deter excessive trading practices with respect to shares held through omnibus accounts.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees.  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the  Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of such Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee.  Class Y shares of each Fund pay an annual shareholder servicing fee of up to 0.20% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are Fund shareholders.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries from their own resources and/or the Fund’s shareholder servicing fee, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.  These fees are paid in addition to the fees paid under the 12b-1 Plan.

EXCHANGE PRIVILEGE

You may exchange Class Y shares in any Fund for Class Y shares in any other Fund at any time by written request, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where the Fund shares may be lawfully offered for sale.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.

If you hold shares through a Financial Intermediary, you must exchange shares through a Financial Intermediary.  Otherwise, exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege at any time.

VALUATION OF FUND SHARES

The price of a Fund’s shares is the Fund’s NAV, which is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or the subadviser in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before a Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” (as defined in the Code) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The IronBridge SMID Fund and the Small Cap Value Fund each expect that, because of their investment objectives, their distributions will consist primarily of capital gain.  The Core Plus Fund expects that, because of its investment objective, its distributions will consist primarily of investment company taxable income.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, a Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Class Y shares for Class Y shares in any other Fund generally will have similar tax consequences.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	CUSTODIAN

William D. Forsyth III	U.S. Bank, N.A.
David L. Heald	1555 N. RiverCenter Drive, Suite 302
James M. Snyder	Milwaukee, Wisconsin 53212

OFFICERS	TRANSFER AGENT
William D. Forsyth III	U.S. Bancorp Fund Services, LLC
Thomas J. Holmberg, Jr.	For overnight deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53202-5207
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062
For regular mail deliveries, use:
SUB-ADVISERS	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
IronBridge Capital Management, L.P.	P.O. Box 701
1 Parkview Plaza, Suite 600	Milwaukee, Wisconsin 53201-0701
Oakbrook Terrace, Illinois 60181
INDEPENDENT REGISTERED PUBLIC
Netols Asset Management, Inc.	ACCOUNTING FIRM
1045 W. Glen Oaks Lane, Suite 3
Mequon, Wisconsin 53092	Ernst & Young LLP
Sears Tower
Reams Asset Management Company, LLC	233 S. Wacker Drive
227 Washington Street	Chicago, Illinois 60606-6301
Columbus, Indiana 47202-0727

DISTRIBUTOR	LEGAL COUNSEL

Frontegra Strategies, LLC	Godfrey & Kahn, S.C.
400 Skokie Boulevard, Suite 500	780 N. Water Street
Northbrook, Illinois 60062	Milwaukee, Wisconsin 53202

Additional information regarding the Company and the Funds is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-7685.